Exhibit 10.3

AMENDMENT NO. 28

TO

WAREHOUSE AGREEMENT

THIS AMENDMENT NO. 28 TO WAREHOUSE AGREEMENT (this “Amendment”), dated as of May 29, 2026, is entered into by and among UACC Auto Financing Trust IV, a Delaware statutory trust (the “Borrower”), United Auto Credit Corporation, a California corporation, as servicer (in such capacity, the “Servicer”) and as custodian (in such capacity, the “Custodian”), [***], as backup servicer (in such capacity, the “Backup Servicer”) and account bank (in such capacity, the “Account Bank”), the Lenders party hereto, the Agents party hereto and [***], as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Warehouse Agreement, dated as of November 19, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Warehouse Agreement”) among the Borrower, the Servicer, the Custodian, the Backup Servicer and Account Bank, the Lenders party thereto, the Agents party thereto and the Administrative Agent. Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Warehouse Agreement as amended hereby.

WHEREAS, the Borrower, the Servicer, the Custodian, the Backup Servicer, the Account Bank, the Lenders, the Agents and the Administrative Agent have agreed to amend the Warehouse Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Servicer, the Custodian, the Backup Servicer, the Account Bank, the Lenders, the Agents and the Administrative Agent agree as follows:

1.
Amendments to Warehouse Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Warehouse Agreement is hereby amended as follows:

The definition of “Commitment Termination Date” set forth in Section 1.01 of the

Warehouse Agreement is hereby amended by deleting the reference therein to “June 2, 2026”

and replacing it with “July 2, 2026”.

2.
Conditions Precedent. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of a copy of this Amendment duly executed by each party hereto and such other documents, instruments and agreements as the Administrative Agent may have reasonably requested.
3.
Representations and Warranties of the Borrower and the Servicer. Each of the Borrower and the Servicer, as to itself, hereby represents and warrants to the Administrative Agent, each Agent, the Lenders, the Backup Servicer and the Account Bank as of the date hereof that:

(a) This Amendment and the Warehouse Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and the Servicer and are enforceable against the Borrower and the Servicer in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) Upon the effectiveness of this Amendment, each of the Borrower and the

Servicer hereby affirms that all representations and warranties made by it in Article V of the Warehouse Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c) As of the date hereof, no Termination Event, Unmatured Termination

Event, Early Amortization Event, Servicer Termination Event or event that with the giving of notice or lapse of time, or both would, constitute an Early Amortization Event or Servicer Termination Event has occurred and is continuing.

4.
. Reference to and Effect on the Warehouse Agreement.

(a) Upon the effectiveness of Section 1 hereof, each reference in the

Warehouse Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Warehouse Agreement as amended hereby.

(b) The Warehouse Agreement, as amended hereby, and all other documents,

instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Warehouse Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Warehouse Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.
Costs and Expenses. The Borrower agrees to pay all costs, fees, and out-of-pocket expenses (including the reasonable attorneys’ fees, costs and expenses of [***], counsel to the Administrative Agent, the Agents and the Lenders) incurred by the Administrative Agent, each Agent and each Lender in connection with the preparation, execution and enforcement of this Amendment.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY,

AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by [***] Trust Company National Association (“[***]”), not individually or personally but solely as Owner Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, covenants, undertakings and agreements by [***], but is made and intended for the purpose for binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on [***], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) [***] has not verified or made any investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall [***], be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other Basic Document.

10. Electronic Signatures. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

UACC AUTO FINANCING TRUST IV,

as Borrower

By: [***] Trust Company,

National Association, not in its individual

capacity, but solely as Owner Trustee

By: Computershare Delaware Trust Company, as attorney-in-fact

By: _/s/ [***]_____________________________________

Name: [***]

Title: [***]

UNITED AUTO CREDIT CORPORATION,

as Servicer and as Custodian

By: /s/ [***]________________________________

Name: [***]

Title: [***]

[***],

as Backup Servicer and as Account Bank

By: [***], as attorney-in fact

By: /s/ [***]________________________________

Name: [***]

Title: [***]

[***],

as Administrative Agent

By: /s/ [***]________________________________

Name: [***]

Title: [***]

[***],

as Conduit Lender and as Committed Lender

By: [***]

as its attorney-in-fact

By: /s/ [***]________________________________

Name: [***]

Title: [***]